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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) June 21, 2001



                               Penton Media, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-14337                 36-2875386
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(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)


          1300 East Ninth Street, Cleveland, Ohio                  44114
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          (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code  (216)  696-7000
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Item 5. OTHER EVENTS.

          On June 21, 2001, Penton Media, Inc. (the "Company") announced that it intends to offer $185.0 million of its 10.375% Senior Subordinated Notes due 2011 in a transaction exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act of 1933, the Company is filing herewith the press release issued June 21, 2001 as Exhibit
99.1 hereto.

          The Notes to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)   Exhibits.

          Exhibit No.              Description
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          99.1.                    Press Release, dated June 21, 2001.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Penton Media, Inc.

                                  By: /s/ Preston Vice
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                                      Name: Preston Vice
                                      Title: Senior Vice President and Secretary


Date: June 21, 2001


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                                  EXHIBIT INDEX


Exhibit No.            Description
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99.1.                  Press Release, dated June 21, 2001.